EXHIBIT 32.1
                              PACKETPORT.COM, INC.

Certification of Principal Financial Officer Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Gustave T. Dotoli, Director, Chief Financial Officer ("principal executive officer") of PacketPort.com, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10_Q for the period ended July 31, 2003 of the Registrant (the "Report):

         (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities and Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




by: /s/Gustave T. Dotoli
Gustave T. Dotoli
Director, Chief Financial Officer




Dated: September 11, 2003

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